Exhibit 99.1

         Yahoo! Reports Second Quarter 2004 Financial Results

    SUNNYVALE, Calif.--(BUSINESS WIRE)--July 7, 2004--

                Company Posts Revenues of $832 Million,
       Operating Income of $149 Million, Operating Income Before
             Depreciation and Amortization of $234 Million

    Yahoo! Inc. (Nasdaq:YHOO) today reported results for the second quarter ended June 30, 2004.
    "Yahoo!'s second quarter results represent another record quarter for the Company and demonstrate continued execution of our core priorities," said Terry Semel, chairman and chief executive officer, Yahoo!. "Yahoo! is in the midst of a product renaissance, as we have been busier than ever rolling out new products and services we believe will be essential to our users."

    -- Revenues were $832 million for the second quarter of 2004, compared to $321 million for the same period of 2003.

    -- Revenues excluding traffic acquisition costs ("TAC") were $609 million for the second quarter of 2004, compared to $321 million for the same period of 2003.

    -- Gross profit for the second quarter of 2004 was $535 million, compared to $275 million for the same period of 2003.

    -- Operating income for the second quarter of 2004 was $149 million, compared to $63 million for the same period of 2003.

    -- Operating income before depreciation and amortization for the second quarter of 2004 was $234 million, compared to $98 million for the same period of 2003.

    -- Cash flow from operating activities for the second quarter of 2004 was $250 million, compared to $92 million for the same period of 2003.

    -- Free cash flow for the second quarter of 2004 was $194 million, compared to $71 million for the same period of 2003.

    "Yahoo! is benefiting from its diverse and balanced sources of revenue, which have well positioned the Company to deliver strong, consistent, and profitable growth," said Susan Decker, chief financial officer, Yahoo!. "Yahoo! remains committed to making the appropriate investments in our products and services in order to ensure that they remain among the most popular on the Internet, and continue to contribute to the creation of long-term shareholder value."

    Second Quarter 2004 Financial Highlights

    Cash flow from operating activities and Free cash flow: Cash flow from operating activities for the second quarter of 2004 totaled $250 million, compared to $92 million for the same period of 2003. Free cash flow for the second quarter of 2004 totaled $194 million, a 172 percent increase over the $71 million reported for the same period of 2003.
    Cash, cash equivalents and investments in marketable securities were approximately $2,650 million at June 30, 2004, compared to $2,790 million at March 31, 2004. The net decrease in cash, cash equivalents and investments in marketable securities balances is primarily a result of $530 million used for acquisitions completed in the second quarter of 2004, net of cash acquired, offset by free cash flow of $194 million and $225 million of cash generated from the issuance of common stock as a result of the exercise of employee stock options for the quarter ended June 30, 2004.
    Revenues: In the second quarter of 2004, Yahoo! reported revenues of $832 million, a 159 percent increase compared to the $321 million reported in the same period in 2003.
    Marketing services revenue for the second quarter of 2004 totaled $691 million, a 215 percent increase from the $219 million reported in the same period in 2003. The year over year increase in marketing services revenue resulted from strong growth in Yahoo!'s organic marketing services revenues, primarily in the search and marketplace properties, and incremental revenue associated with acquisitions completed during the past year.
    Fees revenue for the second quarter of 2004 totaled $104 million, a 49 percent increase compared to the $70 million reported in the same period in 2003. This increase was primarily driven by the growth in the number of paying relationships for Yahoo!'s premium services, which were approximately 6.4 million at June 30, 2004 compared to approximately 3.5 million at June 30, 2003.
    Listings revenue for the second quarter of 2004 totaled $38 million, a 17 percent increase compared to the $32 million reported in the same period in 2003. This increase was primarily driven by our search and marketplace listings.
    Revenues excluding TAC and Gross profit: Revenues excluding TAC for the second quarter of 2004 totaled $609 million, a 90 percent increase compared to the $321 million in the same period of 2003. Gross profit for the second quarter of 2004 totaled $535 million, compared to $275 million in the same period of 2003. The increase in revenues excluding TAC for the quarter ended June 30, 2004, when compared to the same period in 2003, resulted from the combination of a strong increase in revenues from Yahoo!'s organic marketing services revenues, as well as the incremental revenue associated with the acquisitions completed during the past year.
    Operating income and Operating income before depreciation and amortization: Operating income for the second quarter of 2004 totaled $149 million, compared to $63 million in the same period of 2003. Operating income before depreciation and amortization for the second quarter of 2004 totaled $234 million, a 138 percent increase compared to the $98 million achieved in the same period of 2003. The increase in operating income and operating income before depreciation and amortization for the quarter ended June 30, 2004, when compared to the same period in 2003, reflects strong growth in revenues excluding TAC while maintaining ongoing cost discipline.
    Net Income: Net income for the second quarter of 2004 was $113 million or $0.08 per diluted share, compared with $51 million or $0.04 per diluted share for the same period of 2003.
    Please refer to the "Note to Unaudited Condensed Consolidated Statements of Operations" for definition of these key financial measures and "Business Outlook" attached to this press release.

    Quarterly Conference Call

    Yahoo! will host a conference call to discuss second quarter results at 5:00 p.m. Eastern Time today. A live Webcast of the conference call, together with supplemental financial information can be accessed through the Company's Investor Relations Web site at http://yhoo.client.shareholder.com/earnings.cfm. In addition, an archive of the Webcast can be accessed through the same link. An audio replay of the call will be available following the conference call by calling 877-213-9653 or 630-652-3041, reservation number: 9286236

    About Yahoo!

    Yahoo! Inc. is the No. 1 Internet brand globally and the most trafficked Internet destination. Headquartered in Sunnyvale, Calif., Yahoo!'s mission is to provide online products and services essential to consumers' lives and offer a full range of marketing solutions to enable businesses to connect with Yahoo!'s hundreds of millions of users worldwide.

    This press release includes the following financial measures: revenues excluding traffic acquisition costs, operating income before depreciation and amortization, and free cash flow. These measures are defined as non-GAAP financial measures by the Securities and Exchange Commission and may be different from non-GAAP financial measures used by other companies. The presentation of this financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with generally accepted accounting principles. See Note to Unaudited Condensed Consolidated Statements of Operations and Reconciliations to Unaudited Condensed Consolidated Statements of Operations included in this press release for further information regarding these non-GAAP financial measures.
    This press release and its attachments contain forward-looking statements that involve risks and uncertainties concerning Yahoo!'s expected financial performance (as described without limitation in the Business Outlook section and quotations from management in this press release), as well as Yahoo!'s strategic and operational plans. Actual results may differ materially from the results predicted and reported results should not be considered as an indication of future performance. The potential risks and uncertainties include, among others, decreases or delays in marketing services spending, including performance of the Company's recently acquired businesses; the actual increases in demand by customers for Yahoo!'s premium services; acceptance of new products and services; the Company's ability to compete with new or existing competitors; general economic conditions; risks related to the integration of recent acquisitions; dependence on key personnel; and the dependence on third parties for technology, services, content and distribution. All information set forth in this release and its attachments is as of July 7, 2004. Yahoo! undertakes no duty to update this information. More information about potential factors that could affect the Company's business and financial results is included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2004, including (without limitation) under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which are on file with the SEC and available at the SEC's website at www.sec.gov. Additional information will also be set forth in those sections of Yahoo!'s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, which will be filed with the SEC in the third quarter of 2004.

    Yahoo! and the Yahoo! logos are trademarks and/or registered trademarks of Yahoo! Inc. All other names are trademarks and/or registered trademarks of their respective owners.


                              Yahoo! Inc.
       Unaudited Condensed Consolidated Statements of Operations
               (in thousands, except per share amounts)

                          Three Months Ended       Six Months Ended
                                June 30,               June 30,
                        ----------------------  ----------------------
                           2003        2004        2003        2004
                        ----------  ----------  ----------  ----------

Revenues               $  321,406  $  832,299  $  604,354  $1,590,085

Cost of revenues           46,842     297,383      89,974     579,088

                        ----------  ----------  ----------  ----------
Gross profit              274,564     534,916     514,380   1,010,997
                        ----------  ----------  ----------  ----------

Operating expenses:
  Sales and marketing     122,106     191,875     235,585     358,170
  Product development      45,099      87,140      81,497     164,129
  General and
   administrative          33,934      63,159      62,574     120,715
  Stock compensation
   expense (1)                891       7,140       1,466      19,712
  Amortization of
   intangibles              9,762      36,108      15,509      66,620
                        ----------  ----------  ----------  ----------
    Total operating
     expenses             211,792     385,422     396,631     729,346
                        ----------  ----------  ----------  ----------

Income from operations     62,772     149,494     117,749     281,651

Other income, net          10,334      13,179      22,864      27,557
Earnings in equity
 interests                 10,001      24,108      19,730      43,976
Minority interests in
 operations of
 consolidated
 subsidiaries              (1,126)     (1,752)     (3,034)     (2,234)
                        ----------  ----------  ----------  ----------

Income before income
 taxes                     81,981     185,029     157,309     350,950

Provision for income
 taxes                     31,153      72,517      59,778     137,226
                        ----------  ----------  ----------  ----------

Net income             $   50,828  $  112,512  $   97,531  $  213,724
                        ==========  ==========  ==========  ==========

Net income per share -
 diluted               $     0.04  $     0.08  $     0.08  $     0.15
                        ==========  ==========  ==========  ==========
Shares used in per
 share calculation -
 diluted                1,257,154   1,449,707   1,244,365   1,438,128
                        ==========  ==========  ==========  ==========


(1) Stock compensation expense is allocated as follows:

Sales and marketing    $      112  $    2,376  $      321  $    5,981
Product development           588       2,548         874       7,271
General and
 administrative               191       2,216         271       6,460
                        ----------  ----------  ----------  ----------
  Total stock
   compensation
   expense             $      891  $    7,140  $    1,466  $   19,712
                        ==========  ==========  ==========  ==========

----------------------------------------------------------------------
Supplemental Financial Data (See Note)
---------------------------
Revenues excluding
 traffic acquisition
 costs ("TAC")         $  321,406  $  609,141  $  604,354  $1,159,291
Operating income
 before depreciation
 and amortization      $   98,166  $  234,062  $  182,791  $  444,983
Free cash flow         $   71,353  $  194,003  $  149,478  $  391,289
----------------------------------------------------------------------


                              Yahoo! Inc.
   Note to Unaudited Condensed Consolidated Statements of Operations


The Company believes that the non-GAAP financial measures revenues excluding traffic acquisition costs ("TAC"), operating income before depreciation and amortization, and free cash flow are helpful, when presented in conjunction with the comparable GAAP measures of gross profit, income from operations, and cash flow from operating activities.

Revenues excluding TAC is defined as gross profit before other cost of revenues. Following our acquisition of Overture Services, Inc. ("Overture"), on October 7, 2003, our total costs of revenue include TAC paid to affiliates of Overture in connection with its sponsored search services. TAC also comprises a significant percentage of the revenues reported from Overture. We believe revenues excluding TAC is a useful measure to management and investors because it is more comparable to our historically reported profitability numbers. A limitation of revenues excluding TAC is that other cost of revenues are excluded and therefore it does not represent the actual gross profit for the period.

Operating income before depreciation and amortization is defined as income (loss) from operations before depreciation, amortization of intangible assets and amortization of stock compensation expense. We consider operating income before depreciation and amortization to be an important indicator of the operational strength of the Company. This measure eliminates the effects of depreciation, amortization of intangible assets and amortization of stock compensation expense from period to period, which we believe is useful to management and investors in evaluating the operating performance of the Company as depreciation and amortization costs are not directly attributable to the underlying performance of the Company's business operations. A limitation associated with this measure is that it does not reflect the periodic costs of certain capitalized tangible and intangible assets used in generating revenues in the Company's businesses. Management evaluates the costs of such tangible and intangible assets through other financial measures such as capital expenditures. A further limitation associated with this measure is that it does not include stock compensation expenses related to our workforce. Management compensates for this limitation by providing supplemental information about stock compensation expense on the face of our consolidated statements of operations.

Free cash flow is defined as cash flow from operating activities less net capital expenditures. In addition, for the quarters ended June 30, 2002 and December 31, 2003, free cash flow also included change in long-term deferred revenue and Overture receivable settled through acquisition, respectively. Change in long-term deferred revenue represented cash payments received in advance of revenue recognized. Overture receivable settled through acquisition represented a Yahoo! accounts receivable balance owed from Overture that was settled as part of the acquisition. We consider free cash flow to be a liquidity measure which provides useful information to management and investors about the amount of cash generated after the acquisition of property and equipment, which can then be used for strategic opportunities including, among others, investing in the Company's business, making strategic acquisitions, strengthening the balance sheet and repurchasing stock. A limitation of free cash flow is that it does not represent the total increase or decrease in the cash balance for the period.

In addition, management refers to these financial measures to facilitate internal and external comparisons to the Company's historical operating results, in making operating decisions, for budget planning purposes, and in some cases as a factor in determining management compensation. These measures should be considered in addition to, not as a substitute for, or superior to, gross profit, income from operations, cash flow from operating activities, or other measures of financial performance prepared in accordance with generally accepted accounting principles.


                              Yahoo! Inc.
          Reconciliations to Unaudited Condensed Consolidated
                       Statements of Operations
                            (in thousands)

                           Three Months Ended       Six Months Ended
                                 June 30,               June 30,
                        ----------------------- ----------------------
                            2003        2004        2003       2004
                        ----------- ----------- ----------- ----------

Revenues for groups of similar services:
  Marketing services   $   219,198 $   690,634 $   409,163 $1,326,102
  Fees                      69,926     103,851     133,655    192,321
  Listings                  32,282      37,814      61,536     71,662
                        ----------- ----------- ----------- ----------
  Total revenues       $   321,406 $   832,299 $   604,354 $1,590,085
                        =========== =========== =========== ==========

Revenues by segment:
  United States        $   271,345 $   624,161 $   509,891 $1,223,432
  International             50,061     208,138      94,463    366,653
                        ----------- ----------- ----------- ----------
  Total revenues       $   321,406 $   832,299 $   604,354 $1,590,085
                        =========== =========== =========== ==========

Cost of revenues:
  Traffic acquisition
   costs ("TAC")       $         - $   223,158 $         - $  430,794
  Other cost of
   revenues                 46,842      74,225      89,974    148,294
                        ----------- ----------- ----------- ----------
  Total cost of
   revenues            $    46,842 $   297,383 $    89,974 $  579,088
                        =========== =========== =========== ==========

Revenues excluding TAC:
  Gross profit         $   274,564 $   534,916 $   514,380 $1,010,997
  Other cost of
   revenues                 46,842      74,225      89,974    148,294
                        ----------- ----------- ----------- ----------
  Revenues excluding
   TAC                 $   321,406 $   609,141 $   604,354 $1,159,291
                        =========== =========== =========== ==========

Revenues excluding TAC by segment:
  United States:
  Gross profit         $   232,890 $   413,788 $   436,118 $  802,896
  Other cost of
   revenues                 38,455      60,304      73,773    122,921
                        ----------- ----------- ----------- ----------
  Revenues excluding
   TAC                 $   271,345 $   474,092 $   509,891 $  925,817
                        =========== =========== =========== ==========

  International:
  Gross profit         $    41,674 $   121,128 $    78,262 $  208,101
  Other cost of
   revenues                  8,387      13,921      16,201     25,373
                        ----------- ----------- ----------- ----------
  Revenues excluding
   TAC                 $    50,061 $   135,049 $    94,463 $  233,474
                        =========== =========== =========== ==========

Operating income before depreciation and amortization:
  Income from
   operations          $    62,772 $   149,494 $   117,749 $  281,651
  Depreciation and
   amortization             34,503      77,428      63,576    143,620
  Stock compensation
   expense                     891       7,140       1,466     19,712
                        ----------- ----------- ----------- ----------
  Operating income
   before depreciation
   and amortization    $    98,166 $   234,062 $   182,791 $  444,983
                        =========== =========== =========== ==========

Operating income before depreciation and amortization by segment:
  Operating income
   before depreciation
   and amortization -
   United States       $    91,446 $   198,365 $   168,969 $  389,619
  Operating income
   before depreciation
   and amortization -
   International             6,720      35,697      13,822     55,364
                        ----------- ----------- ----------- ----------
  Operating income
   before depreciation
   and amortization         98,166     234,062     182,791    444,983

  Corporate operating
   costs and expenses:
    Depreciation and
     amortization          (34,503)    (77,428)    (63,576)  (143,620)
    Stock compensation
     expense                  (891)     (7,140)     (1,466)   (19,712)
                        ----------- ----------- ----------- ----------
    Income from
     operations        $    62,772 $   149,494 $   117,749 $  281,651
                        =========== =========== =========== ==========

  United States:
  Income from
   operations          $    60,472 $   128,556 $   111,472 $  249,845
  Depreciation and
   amortization             30,083      63,711      56,031    123,011
  Stock compensation
   expense                     891       6,098       1,466     16,763
                        ----------- ----------- ----------- ----------
  Operating income
   before depreciation
   and amortization -
   United States       $    91,446 $   198,365 $   168,969 $  389,619
                        =========== =========== =========== ==========

  International:
  Income from
   operations          $     2,300 $    20,938 $     6,277 $   31,806
  Depreciation and
   amortization              4,420      13,717       7,545     20,609
  Stock compensation
   expense                       -       1,042           -      2,949
                        ----------- ----------- ----------- ----------
  Operating income
   before depreciation
   and amortization -
   International       $     6,720 $    35,697 $    13,822 $   55,364
                        =========== =========== =========== ==========

Free cash flow:
  Cash flow from
   operating
   activities          $    92,123 $   249,702 $   190,751 $  485,677
  Acquisition of
   property and
   equipment, net          (20,770)    (55,699)    (41,273)   (94,388)
                        ----------- ----------- ----------- ----------
  Free cash flow       $    71,353 $   194,003 $   149,478 $  391,289
                        =========== =========== =========== ==========


                              Yahoo! Inc.
                           Business Outlook

Business Outlook

The following business outlook is based on current information and expectations as of July 7, 2004. Yahoo!'s business outlook as of today is expected to be available on the Company's Investor Relations Web site throughout the current quarter. It is currently expected the full business outlook will not be updated until the release of Yahoo!'s next quarterly earnings announcement, notwithstanding subsequent developments; however, Yahoo! may update the full business outlook or any portion thereof at any time.

                                        Three months       Year
                                           ending         ending
                                        September 30,   December 31,
                                            2004           2004
                                        ------------  ----------------

Revenues excluding traffic acquisition costs (2) ("TAC") outlook
 (in millions):
  Gross Profit                          $535 - $570   $2,145 - $2,215
  Other cost of revenues                  $75 - $80       $310 - $320
                                        ------------  ----------------
  Revenues excluding TAC                 $610- $650   $2,455 - $2,535
                                        ============  ================

Operating income before depreciation and amortization (2) outlook
 (in millions):
  Income from operations                $152 - $169       $620 - $650
  Depreciation and amortization           $73 - $78       $295 - $310
  Stock compensation expense                $5 - $8         $30 - $35
                                        ------------  ----------------
  Operating income before depreciation
   and amortization                     $230 - $255       $945 - $995
                                        ============  ================

(2) Refer to Note to Unaudited Condensed Consolidated Statements of
    Operations.


                              Yahoo! Inc.
       Unaudited Condensed Consolidated Statements of Cash Flows
                            (in thousands)

                          Three Months Ended       Six Months Ended
                               June 30,                 June 30,
                        ----------------------  ----------------------
                            2003        2004        2003        2004
                        ----------  ----------  ----------  ----------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income           $   50,828  $  112,512  $   97,531  $  213,724
  Adjustments to
   reconcile net
   income to net cash
   provided by
   operating
   activities:
    Depreciation and
     amortization          34,503      77,428      63,576     143,620
    Tax benefits from
     stock options         28,588      60,371      49,645     121,121
    Earnings in equity
     interests            (10,001)    (24,108)    (19,730)    (43,976)
    Minority interests
     in operations of
     consolidated
     subsidiaries           1,126       1,752       3,034       2,234
    Stock compensation
     expense                  891       7,140       1,466      19,712
    Gains from sale of
     assets and other,
     net                    4,535      10,889       7,547       9,616
    Changes in assets
     and liabilities,
     net of effects of
     acquisitions:
      Accounts
       receivable, net     (8,182)    (37,011)    (23,529)    (35,822)
      Prepaid expenses
       and other
       assets              (9,180)      4,992      (3,965)        582
      Accounts payable     (3,008)      4,316        (405)    (13,593)
      Accrued expenses
       and other
       liabilities         (5,193)     19,566        (933)     51,869
      Deferred revenue      7,216      11,855      16,514      16,590
                        ----------  ----------  ----------  ----------
Net cash provided by
 operating activities      92,123     249,702     190,751     485,677
                        ----------  ----------  ----------  ----------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Acquisition of
   property and
   equipment, net         (20,770)    (55,699)    (41,273)    (94,388)
  Purchases of
   marketable
   securities            (528,738)   (347,458)   (666,178)   (862,013)
  Proceeds from sales
   and maturities of
   marketable
   securities             219,981     369,663     650,499     751,723
  Acquisitions, net of
   cash acquired                -    (530,110)   (228,318)   (573,877)
  Purchases of other
   investments             (7,555)       (491)     (6,274)       (491)
  Proceeds from sale
   of assets and other          -       6,068           -      16,979
                        ----------  ----------  ----------  ----------
Net cash used in
 investing activities    (337,082)   (558,027)   (291,544)   (762,067)
                        ----------  ----------  ----------  ----------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from
   issuance of debt, net  733,125           -     733,125           -
  Proceeds from
   issuance of common
   stock, net             105,044     225,383     128,611     317,678
  Structured stock
   repurchase                   -           -           -     (50,000)
                        ----------  ----------  ----------  ----------
Net cash provided by
 financing activities     838,169     225,383     861,736     267,678
                        ----------  ----------  ----------  ----------

Effect of exchange
 rate changes on cash
 and cash equivalents       3,929          13       3,667       3,053

Net change in cash and
 cash equivalents         597,139     (82,929)    764,610      (5,659)
Cash and cash
 equivalents,
 beginning of period      478,443     790,809     310,972     713,539
                        ----------  ----------  ----------  ----------

Cash and cash
 equivalents, end of
 period                $1,075,582  $  707,880  $1,075,582  $  707,880
                        ==========  ==========  ==========  ==========


                              Yahoo! Inc.
                 Condensed Consolidated Balance Sheets
                            (in thousands)

                                                 Dec. 31,    June 30,
                                                   2003        2004
                                                ----------  ----------
                                                           (unaudited)
ASSETS
Current assets:
  Cash and cash equivalents                    $  713,539  $  707,880
  Short-term investments in marketable
   securities                                     595,978     829,387
  Accounts receivable, net                        282,415     337,082
  Prepaid expenses and other current assets       129,777     138,518
                                                ----------  ----------
    Total current assets                        1,721,709   2,012,867

Long-term investments in marketable securities  1,261,693   1,112,556
Property and equipment, net                       449,512     463,890
Goodwill                                        1,805,561   2,295,585
Intangible assets, net                            445,640     504,841
Other assets                                      247,539     270,288
                                                ----------  ----------
  Total assets                                 $5,931,654  $6,660,027
                                                ==========  ==========


LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                             $   31,890  $   27,075
  Accrued and other current liabilities           483,628     552,867
  Deferred revenue                                192,278     213,378
                                                ----------  ----------
    Total current liabilities                     707,796     793,320

Long term debt                                    750,000     750,000
Other liabilities                                  72,890     111,768
Minority interests in consolidated subsidiaries    37,478      43,812
Stockholders' equity                            4,363,490   4,961,127
                                                ----------  ----------
  Total liabilities and stockholders' equity   $5,931,654  $6,660,027
                                                ==========  ==========


                              Yahoo! Inc.
   Unaudited Supplemental Financial Information and Business Metrics
                            (in thousands)

                               Q1         Q2         Q3         Q4
                              2003       2003       2003       2003
                           ---------- ---------- ---------- ----------

Revenues for groups of similar services:
  Marketing services      $  189,965 $  219,198 $  245,072 $  545,498
  Fees                        63,729     69,926     79,358     85,179
  Listings                    29,254     32,282     32,391     33,245
                           ---------- ---------- ---------- ----------
  Total revenues          $  282,948 $  321,406 $  356,821 $  663,922
                           ========== ========== ========== ==========

Revenues for groups of similar services (Trailing Twelve Months):
  Marketing services      $  703,858 $  771,346 $  850,657 $1,199,733
  Fees                       232,124    252,987    275,014    298,192
  Listings                   107,368    114,631    121,291    127,172
                           ---------- ---------- ---------- ----------
  Total revenues          $1,043,350 $1,138,964 $1,246,962 $1,625,097
                           ========== ========== ========== ==========

Revenues by segment:
  United States           $  238,546 $  271,345 $  299,759 $  545,503
  International               44,402     50,061     57,062    118,419
                           ---------- ---------- ---------- ----------
  Total revenues          $  282,948 $  321,406 $  356,821 $  663,922
                           ========== ========== ========== ==========

Revenues by segment (Trailing Twelve Months):
  United States           $  878,532 $  962,412 $1,052,036 $1,355,153
  International              164,818    176,552    194,926    269,944
                           ---------- ---------- ---------- ----------
  Total revenues          $1,043,350 $1,138,964 $1,246,962 $1,625,097
                           ========== ========== ========== ==========

Cost of revenues:
  Traffic acquisition
   costs ("TAC")          $        - $        - $        - $  152,583
  Other cost of revenues      43,132     46,842     47,287     68,259
                           ---------- ---------- ---------- ----------
  Total cost of revenues  $   43,132 $   46,842 $   47,287 $  220,842
                           ========== ========== ========== ==========

Cost of revenues (Trailing Twelve Months):
  Traffic acquisition
   costs                  $        - $        - $        - $  152,583
  Other cost of revenues     168,192    173,326    179,580    205,520
                           ---------- ---------- ---------- ----------
  Total cost of revenues  $  168,192 $  173,326 $  179,580 $  358,103
                           ========== ========== ========== ==========

Revenues excluding TAC:
  Gross profit            $  239,816 $  274,564 $  309,534 $  443,080
  Other cost of revenues      43,132     46,842     47,287     68,259
                           ---------- ---------- ---------- ----------
  Revenues excluding TAC  $  282,948 $  321,406 $  356,821 $  511,339
                           ========== ========== ========== ==========

Revenues excluding TAC (Trailing twelve months):
  Gross profit            $  875,158 $  965,638 $1,067,382 $1,266,994
  Other cost of revenues     168,192    173,326    179,580    205,520
                           ---------- ---------- ---------- ----------
  Revenues excluding TAC  $1,043,350 $1,138,964 $1,246,962 $1,472,514
                           ========== ========== ========== ==========

Revenues excluding TAC by segment:
  United States:
  Gross profit            $  203,228 $  232,890 $  261,290 $  371,557
  Other cost of revenues      35,318     38,455     38,469     58,446
                           ---------- ---------- ---------- ----------
  Revenues excluding TAC  $  238,546 $  271,345 $  299,759 $  430,003
                           ========== ========== ========== ==========

  International:
  Gross profit            $   36,588 $   41,674 $   48,244 $   71,523
  Other cost of revenues       7,814      8,387      8,818      9,813
                           ---------- ---------- ---------- ----------
  Revenues excluding TAC  $   44,402 $   50,061 $   57,062 $   81,336
                           ========== ========== ========== ==========

Revenues excluding TAC by segment (Trailing Twelve Months):
  United States:
  Gross profit            $  744,266 $  822,088 $  905,792 $1,068,965
  Other cost of revenues     134,266    140,324    146,244    170,688
                           ---------- ---------- ---------- ----------
  Revenues excluding TAC  $  878,532 $  962,412 $1,052,036 $1,239,653
                           ========== ========== ========== ==========

  International:
  Gross profit            $  130,892 $  143,550 $  161,590 $  198,029
  Other cost of revenues      33,926     33,002     33,336     34,832
                           ---------- ---------- ---------- ----------
  Revenues excluding TAC  $  164,818 $  176,552 $  194,926 $  232,861
                           ========== ========== ========== ==========

Operating income before depreciation and amortization:
  Income from operations  $   54,977 $   62,772 $   83,498 $   94,419
  Depreciation and
   amortization               29,073     34,503     33,013     63,099
  Stock compensation
   expense                       575        891        485     20,078
                           ---------- ---------- ---------- ----------
  Operating income before
   depreciation and
   amortization            $   84,625 $   98,166 $  116,996 $  177,596
                           ========== ========== ========== ==========

Operating income before depreciation and amortization (Trailing Twelve
 Months):
  Income from operations  $  147,340 $  202,594 $  256,615 $  295,666
  Depreciation and
   amortization              115,507    122,534    125,796    159,688
  Stock compensation
   expense                     3,357      3,129      2,661     22,029
                           ---------- ---------- ---------- ----------
  Operating income before
   depreciation and
   amortization            $  266,204 $  328,257 $  385,072 $  477,383
                           ========== ========== ========== ==========

Operating income before depreciation and amortization by segment:
  Operating income before
   depreciation and
   amortization - United
   States                 $   77,523 $   91,446 $  106,607 $  165,796
  Operating income before
   depreciation and
   amortization -
   International               7,102      6,720     10,389     11,800
                           ---------- ---------- ---------- ----------
  Operating income before
   depreciation and
   amortization                84,625     98,166    116,996    177,596

  Depreciation and
   amortization              (29,073)   (34,503)   (33,013)   (63,099)
  Stock compensation
   expense                      (575)      (891)      (485)   (20,078)
                           ---------- ---------- ---------- ----------
  Income from operations  $   54,977 $   62,772 $   83,498 $   94,419
                           ========== ========== ========== ==========

Operating income before depreciation and amortization by segment
 (Trailing Twelve Months):
  Operating income before
   depreciation and
   amortization - United
   States                 $  257,795 $  309,568 $  357,601 $  441,372
  Operating income before
   depreciation and
   amortization -
   International               8,409     18,689     27,471     36,011
                           ---------- ---------- ---------- ----------
  Operating income before
   depreciation and
   amortization               266,204    328,257    385,072    477,383

  Depreciation and
   amortization             (115,507)  (122,534)  (125,796)  (159,688)
  Stock compensation
   expense                    (3,357)    (3,129)    (2,661)   (22,029)
                           ---------- ---------- ---------- ----------
  Income from operations  $  147,340 $  202,594 $  256,615 $  295,666
                           ========== ========== ========== ==========

Operating income before depreciation and amortization by segment:
  United States:
  Income from operations  $   51,000 $   60,472 $   77,684 $   90,246
  Depreciation and
   amortization               25,948     30,083     28,438     57,423
  Stock compensation
   expense                       575        891        485     18,127
                           ---------- ---------- ---------- ----------
  Operating income before
   depreciation and
   amortization - United
   States                 $   77,523 $   91,446 $  106,607 $  165,796
                           ========== ========== ========== ==========

  International:
  Income from operations  $    3,977 $    2,300 $    5,814 $    4,173
  Depreciation and
   amortization                3,125      4,420      4,575      5,676
  Stock compensation
   expense                         -          -          -      1,951
                           ---------- ---------- ---------- ----------
  Operating income before
   depreciation and
   amortization -
   International          $    7,102 $    6,720 $   10,389 $   11,800
                           ========== ========== ========== ==========

Operating income before depreciation and amortization by segment
 (Trailing Twelve Months):
  United States:
  Income from operations  $  150,646 $  197,244 $  244,177 $  279,402
  Depreciation and
   amortization              103,792    109,195    110,763    141,892
  Stock compensation
   expense                     3,357      3,129      2,661     20,078
                           ---------- ---------- ---------- ----------
  Operating income before
   depreciation and
   amortization - United
   States                 $  257,795 $  309,568 $  357,601 $  441,372
                           ========== ========== ========== ==========

  International:
  Income (loss) from
   operations             $   (3,306)$    5,350 $   12,438 $   16,264
  Depreciation and
   amortization               11,715     13,339     15,033     17,796
  Stock compensation
   expense                         -          -          -      1,951
                           ---------- ---------- ---------- ----------
  Operating income before
   depreciation and
   amortization -
   International          $    8,409 $   18,689 $   27,471 $   36,011
                           ========== ========== ========== ==========

Free cash flow:
  Cash flow from operating
   activities             $   98,628 $   92,123 $  135,533 $  101,860
  Acquisition of property
   and equipment, net        (20,503)   (20,770)   (38,445)   (37,611)
  Overture receivable
   settled through
   acquisition                     -          -          -     28,071
                           ---------- ---------- ---------- ----------
  Free cash flow          $   78,125 $   71,353 $   97,088 $   92,320
                           ========== ========== ========== ==========

Free cash flow (Trailing Twelve Months):
  Cash flow from operating
   activities             $  353,633 $  342,374 $  405,642 $  428,144
  Acquisition of property
   and equipment, net        (64,769)   (71,238)   (96,390)  (117,329)
  Change in long-term
   deferred revenue          (30,000)         -          -          -
  Overture receivable
   settled through
   acquisition                     -          -          -     28,071
                           ---------- ---------- ---------- ----------
  Free cash flow          $  258,864 $  271,136 $  309,252 $  338,886
                           ========== ========== ========== ==========


                               Q1         Q2
                              2004       2004
                           ---------- ----------

Revenues for groups of similar services:
  Marketing services      $  635,468 $  690,634
  Fees                        88,470    103,851
  Listings                    33,848     37,814
                           ---------- ----------
  Total revenues          $  757,786 $  832,299
                           ========== ==========

Revenues for groups of similar services (Trailing Twelve Months):
  Marketing services      $1,645,236 $2,116,672
  Fees                       322,933    356,858
  Listings                   131,766    137,298
                           ---------- ----------
  Total revenues          $2,099,935 $2,610,828
                           ========== ==========

Revenues by segment:
  United States           $  599,271 $  624,161
  International              158,515    208,138
                           ---------- ----------
  Total revenues          $  757,786 $  832,299
                           ========== ==========

Revenues by segment (Trailing Twelve Months):
  United States           $1,715,878 $2,068,694
  International              384,057    542,134
                           ---------- ----------
  Total revenues          $2,099,935 $2,610,828
                           ========== ==========

Cost of revenues:
  Traffic acquisition
   costs ("TAC")          $  207,636 $  223,158
  Other cost of revenues      74,069     74,225
                           ---------- ----------
  Total cost of revenues  $  281,705 $  297,383
                           ========== ==========

Cost of revenues (Trailing Twelve Months):
  Traffic acquisition
   costs                  $  360,219 $  583,377
  Other cost of revenues     236,457    263,840
                           ---------- ----------
  Total cost of revenues  $  596,676 $  847,217
                           ========== ==========

Revenues excluding TAC:
  Gross profit            $  476,081 $  534,916
  Other cost of revenues      74,069     74,225
                           ---------- ----------
  Revenues excluding TAC  $  550,150 $  609,141
                           ========== ==========

Revenues excluding TAC
 (Trailing twelve months):
  Gross profit            $1,503,259 $1,763,611
  Other cost of revenues     236,457    263,840
                           ---------- ----------
  Revenues excluding TAC  $1,739,716 $2,027,451
                           ========== ==========

Revenues excluding TAC by segment:
  United States:
  Gross profit            $  389,108 $  413,788
  Other cost of revenues      62,617     60,304
                           ---------- ----------
  Revenues excluding TAC  $  451,725 $  474,092
                           ========== ==========

  International:
  Gross profit            $   86,973 $  121,128
  Other cost of revenues      11,452     13,921
                           ---------- ----------
  Revenues excluding TAC  $   98,425 $  135,049
                           ========== ==========

Revenues excluding TAC by segment (Trailing Twelve Months):
  United States:
  Gross profit            $1,254,845 $1,435,743
  Other cost of revenues     197,987    219,836
                           ---------- ----------
  Revenues excluding TAC  $1,452,832 $1,655,579
                           ========== ==========

  International:
  Gross profit            $  248,414 $  327,868
  Other cost of revenues      38,470     44,004
                           ---------- ----------
  Revenues excluding TAC  $  286,884 $  371,872
                           ========== ==========

Operating income before depreciation and amortization:
  Income from operations  $  132,157 $  149,494
  Depreciation and
   amortization               66,192     77,428
  Stock compensation
   expense                    12,572      7,140
                           ---------- ----------
  Operating income before
   depreciation and
   amortization            $  210,921 $  234,062
                           ========== ==========

Operating income before depreciation and amortization (Trailing Twelve
 Months):
  Income from operations  $  372,846 $  459,568
  Depreciation and
   amortization              196,807    239,732
  Stock compensation
   expense                    34,026     40,275
                           ---------- ----------
  Operating income before
   depreciation and
   amortization            $  603,679 $  739,575
                           ========== ==========

Operating income before depreciation and amortization by segment:
  Operating income before
   depreciation and
   amortization - United
   States                 $  191,254 $  198,365
  Operating income before
   depreciation and
   amortization -
   International              19,667     35,697
                           ---------- ----------
  Operating income before
   depreciation and
   amortization               210,921    234,062

  Depreciation and
   amortization              (66,192)   (77,428)
  Stock compensation
   expense                   (12,572)    (7,140)
                           ---------- ----------
  Income from operations  $  132,157 $  149,494
                           ========== ==========

Operating income before depreciation and amortization by segment
 (Trailing Twelve Months):
  Operating income before
   depreciation and
   amortization - United
   States                 $  555,103 $  662,022
  Operating income before
   depreciation and
   amortization -
   International              48,576     77,553
                           ---------- ----------
  Operating income before
   depreciation and
   amortization               603,679    739,575

  Depreciation and
   amortization             (196,807)  (239,732)
  Stock compensation
   expense                   (34,026)   (40,275)
                           ---------- ----------
  Income from operations  $  372,846 $  459,568
                           ========== ==========

Operating income before depreciation and amortization by segment:
  United States:
  Income from operations  $  121,289 $  128,556
  Depreciation and
   amortization               59,300     63,711
  Stock compensation
   expense                    10,665      6,098
                          ---------- ----------
  Operating income before
   depreciation and
   amortization - United
   States                 $  191,254 $  198,365
                          ========== ==========

  International:
  Income from operations  $   10,868 $   20,938
  Depreciation and
   amortization                6,892     13,717
  Stock compensation
   expense                     1,907      1,042
                          ---------- ----------
  Operating income before
   depreciation and
   amortization -
   International          $   19,667 $   35,697
                           ========== ==========

Operating income before depreciation and amortization by segment
 (Trailing Twelve Months):
  United States:
  Income from operations  $  349,691 $  417,775
  Depreciation and
   amortization              175,244    208,872
  Stock compensation
   expense                    30,168     35,375
                          ---------- ----------
  Operating income before
   depreciation and
   amortization - United
   States                 $  555,103 $  662,022
                          ========== ==========

  International:
  Income (loss) from
   operations             $   23,155 $   41,793
  Depreciation and
   amortization               21,563     30,860
  Stock compensation
   expense                     3,858      4,900
                          ---------- ----------
  Operating income before
   depreciation and
   amortization -
   International          $   48,576 $   77,553
                           ========== ==========

Free cash flow:
  Cash flow from
   operating activities   $  235,975 $  249,702
  Acquisition of property
   and equipment, net        (38,689)   (55,699)
  Overture receivable
   settled through
   acquisition                     -          -
                          ---------- ----------
  Free cash flow          $  197,286 $  194,003
                           ========== ==========

Free cash flow (Trailing Twelve Months):
  Cash flow from
   operating activities   $  565,491 $  723,070
  Acquisition of property
   and equipment, net       (135,515)  (170,444)
  Change in long-term
   deferred revenue                -          -
  Overture receivable
   settled through
   acquisition                28,071     28,071
                           ---------- ----------
  Free cash flow          $  458,047 $  580,697
                           ========== ==========


    CONTACT: Yahoo! Inc.
             Brian Nelson, 408-349-7329 (Media Relations) bnelson@yahoo-inc.com
             Cathy La Rocca, 408-349-5188 (Investor Relations) cathy@yahoo-inc.com or
             Fleishman-Hillard
             Ruben Osorio, 415-318-4108 (Media Relations) osorior@fleishman.com